December 1, 2025 ASB LISTED NYSE Associated Banc-Corp to Acquire American National Corporation

1 Cautionary Note Regarding Forward-Looking Statements This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Associated Banc-Corp (“Associated”) and American National Bank (“American National”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “seek,” “anticipate,” “continue,” “believe,” “intend,” “estimate,” “project,” “will,” “would,” “plan,” “trend,” “objective,” “target,” “outlook,” “forecast,” “goal,” or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Associated cautions that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Associated’s and American National’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio, which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, Federal Reserve, FDIC, the Consumer Financial Protection Bureau and state-level regulators; (continued on next page)

2 Cautionary Note Regarding Forward-Looking Statements …the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Associated and American National; the outcome of any legal proceedings that may be instituted against Associated or American National; delays in completing the proposed transaction involving Associated and American National; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Associated and American National do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Associated and American National to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Associated and American National successfully; the dilution caused by Associated’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Associated and American National. Additional factors that could cause results to differ materially from those described above can be found in Associated’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available on the “Investor Relations” section of Associated’s website, https://investor.associatedbank.com, under the subheading “SEC Filings” of the heading “Financials” and in other documents Associated files with the SEC. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Associated does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Associated updates one or more forward-looking statements, no inference should be drawn that Associated will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 Important Additional Information In connection with the proposed transaction, Associated will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a prospectus of Associated. SHAREHOLDERS OF AMERICAN NATIONAL ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, TOGETHER WITH ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the registration statement, as well as other filings containing information about Associated, without charge, at the SEC’s website (http://www.sec.gov) and Associated’s website (https://investor.associatedbank.com/financials/sec-filings/default.aspx). Copies of the registration statement, when available, and the filings with the SEC that will be incorporated by reference in the registration statement can also be obtained, without charge, by directing a request in writing to Associated Banc-Corp, Attn: Investor Relations, 433 Main Street, Green Bay, WI 54301 or by email to investor.relations@associatedbank.com. Reference to Associated’s website does not constitute incorporation by reference of the information contained on the website and is not, and should not be, deemed part of this filing. NO OFFER OR SOLICITATION: This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP measures: This presentation includes certain non-GAAP financial measures. These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Unless otherwise noted, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Accelerating Growth Strategy

Partnership with American National Corporation (ANC) aligns with ASB's strategic priorities

Expanded Presence in Strategic Growth Markets[1]

- Entry into the **Omaha MSA** with #2 deposit market share rank
- Strengthens presence in the **Minneapolis / St. Paul MSA** with #10 combined deposit market share rank

Financially Attractive Partnership

- **2.0% 2027E EPS accretion**
- **1.2% TBVPS[2] dilution at close**
- **2.25-year TBVPS[2] earn-back**
- Achievable cost saves of 25% of ANC's noninterest expense base
- ~60 bps 2027E ROATCE[2] accretion
- Accretive to CET1 at close

Strong Cultural Alignment

- Similar customer segmentation & operating models
- Shared emphasis on supporting & uplifting communities
- Consistent conservative credit processes driving strong asset quality
- ANC will receive one Board seat; combined company will establish an Omaha Advisory Board

[1] Deposit market share data based on FDIC Summary of Deposits data as of 6/30/2025. Data sourced from S&P Capital IQ Pro.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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Transaction Terms

Structure & Ownership	▪ Merger consideration: 100% stock ▪ Fixed exchange ratio: Associated to issue 36.250 ASB shares for each ANC share ▪ Pro forma ownership: 88% Associated / 12% American National
Transaction Value & Pricing	▪ $604M aggregate consideration to ANC[1] ▪ Deal Value / ANC TBV[2]: 1.14x ▪ Deal Value / ANC 2026E Net Income[3]: 9.2x ▪ Deal Value / ANC 2026E Net Income[3] + Cost Synergies: 6.8x ▪ Core Deposit Premium[4]: 1.6%
Leadership & Community	▪ Wende Kotouc (Co-CEO & Co-Chairperson of American National Bank) to join Associated's Board ▪ John Kotouc (Co-CEO & Co-Chairperson of American National Corporation) to remain in consultancy role ▪ Establishment of an Omaha Advisory Board consisting of key members of American National's Bank Board and local leadership ▪ Commitment to honor American National's existing community contributions
Timing & Approvals	▪ Approved by both Boards of Directors and American National primary shareholders ▪ Expected closing in 2Q 2026 ▪ Subject to customary regulatory approvals ▪ American National shareholders have entered into transfer, voting and registration rights agreements

[1] Based on 633,457 total ANC diluted shares outstanding and ASB closing price of $26.29 as of 11/28/2025.
[2] ANC TBV as of 9/30/2025. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.
[3] ANC 2026E net income estimate based on ASB management projections and adjusted for S-Corp to C-Corp transition at 21% tax rate.
[4] Core deposit premium = deal value – ANC TBV / core deposits (core deposits defined as total deposits less time deposits > $250k).

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6 NIB-Demand 21% Savings & MMA 45% IB- Demand 16% Brokered CDs 4% Other Time 14% Comm'l & Business Lending 33% CRE 38% Residential Mortgage 4% Auto Finance 21% Other 4% Omaha 76% Mpls / St. Paul 18% Other 6% American National Corporation Profile1 Company Highlights 1856 Founded Omaha, NE Headquarters $5.3B Assets 2 Primary Shareholders 82% Loans / Deposits 1.12% ROAA2 13.2% CET1 Ratio 0.15% 10-Yr. Avg. NCOs / Avg. Loans Branch Footprint Attractive Business Mix Loans by Type $3.8B Deposits by Type $4.7B Deposits by MSA3 $4.5B 8.1% share (#2) 0.4% share (#18) 1 Financial data based on regulatory data and company filings as of 9/30/2025 unless otherwise noted. 2 Adjusted for 21% tax rate to reflect C-Corp basis earnings. Data as of 3Q 2025 (annualized). 3 Based on FDIC Summary of Deposits data as of 6/30/2025. Data sourced from S&P Capital IQ Pro. (33)

7 Expanded Presence in Strategic Growth Markets Strategic Growth Markets Proj. Population Growth1 (2026-2031) Total Deposits ($B)2 $3.4 $3.3 % of Total Deposits2 8.9% 8.4% Branches4 21 24 Deposit Market Share2 8.1% 1.4% Deposit Market Share Rank2 2 10A S B P ro F o rm a F ra n c h is e Population (M)1 1.0 3.8 Market Deposits ($B)2 $42 $233 Unemployment Rate3 3.2% 4.1% M a rk e t O v e rv ie w Omaha MSA Minneapolis / St. Paul MSA 3.3% 2.3% 1.0% 2.6% Omaha MSA Minneapolis / St. Paul MSA Midwest Avg. Nat'l Avg. Median Household Income1 $91.4 $105.1 $81.0 $86.9 Omaha MSA Minneapolis / St. Paul MSA Midwest Avg. Nat'l Avg. ($000) 1 Market-level demographic data including population, projected population growth and median household income sourced from S&P Capital IQ Pro. 2 Deposit market share data based on FDIC Summary of Deposits data as of 6/30/2025. Data sourced from S&P Capital IQ Pro. 3 Unemployment data as of August 2025 as reported by the U.S. Bureau of Labor Statistics. 4 Based on branch counts for American National and Associated as of 9/30/2025. 5 Midwest includes IL, IN, IA, KS, KY, MI, MN, MO, NE, ND, OH, SD, and WI. Metrics represent state population-weighted averages. 5 5

Financially Attractive Partnership

Attractive Financial Impact

2.0%
2027E EPS Accretion

1.2%
TBVPS[1] Dilution

2.25 yrs.
TBVPS[1] Earn-back

~24%
IRR

Enhanced Pro Forma Profitability

+ ~5 bps
2027E ROAA

+ ~60 bps
2027E ROATCE[1]

- ~175 bps
2027E Efficiency Ratio

Strengthened Pro Forma Balance Sheet

$50B
Pro Forma Assets

$35B
Pro Forma Loans

$40B
Pro Forma Deposits

+ ~5 bps
CET1 Impact at Closing

[1] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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Dynamic Pro Forma Franchise[1]

Partnership complements & enhances Associated's growth strategy

Pro Forma Branch Footprint



Minneapolis / St. Paul
#10
MN
SD
WI
Green Bay
#1
Madison
#2
Milwaukee
#4
IA
NE
Omaha
#2
Chicago
IL
MO
St. Louis
Associated (184)
American National (33)
#
Pro Forma Deposit Rank in MSA

Strengthens Midwest Footprint

- Pro forma franchise holds top 10 deposit market share ranking in Green Bay, Madison, Omaha, Milwaukee, & Minneapolis / St. Paul MSAs[1]
- Partnership enhances Midwest scale, with 76% of pro forma deposits in the 10 largest Upper Midwest MSAs[1]

Enhances Client Base & Supports Relationship Banking Model

- Adds 79K+ customer deposit accounts to ASB
- Commercial approach focused on middle-market & family-owned businesses
- Auto business is complementary to ASB, with 25+ years of experience & super prime Midwestern focus

Supports Strong Deposit Funding & Liquidity Profile

- American National's deposit base is high-quality & low-cost, with average tenure greater than 21 years for the top 20 accounts
- American National's liquidity profile is conservative with 82% loan-to-deposit ratio as of 9/30/2025

[1] Based on FDIC Summary of Deposits data as of 6/30/2025. Data sourced from S&P Capital IQ Pro. 10 largest Upper Midwest MSAs defined by total market deposits and includes MSAs in WI, MN, NE, IA, IL, ND & SD (excluding Sioux Falls, which houses a large concentration of corporate deposits).

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10 NIB-Demand 17% Savings & MMA 34% IB- Demand 22% Network Deposits 5% Brokered CDs 10% Other Time 12% NIB-Demand 21% Savings & MMA 45% IB- Demand 16% Brokered CDs 4% Other Time 14% NIB-Demand 17% Savings & MMA 32% IB- Demand 22% Network Deposits 6% Brokered CDs 11% Other Time 12% Comm'l & Business Lending 40% CRE 25% Residential Mortgage 20% Auto Finance 11%Other 3% Pro Forma Loan & Deposit Composition1 Comm'l & Business Lending 33% CRE 38% Residential Mortgage 4% Auto Finance 21% Other 4% Comm'l & Business Lending 41% CRE 24% Residential Mortgage 22% Auto Finance 10%Other 3% $31.0B $3.8B $34.8B 1 Financial data based on regulatory data and company filings as of and for the quarter ended 9/30/2025 unless otherwise noted. 2 Loan and deposit composition does not include the impacts of purchase accounting adjustments. T o ta l L o a n s 2 T o ta l D e p o s it s 2 Pro Forma $34.9B $4.7B $39.5B Yield on Loans 5.89% Yield on Loans 6.05% Yield on Loans 5.91% Cost of Deposits 2.33% Loans/Deposits 89% Cost of Deposits 2.27% Loans/Deposits 82% Cost of Deposits 2.33% Loans/Deposits 88%

11 Associated’s Disciplined Approach to M&A ✓ Comprehensive due diligence across all 12 functional areas conducted by Associated teammates and outside advisors ✓ Integration planning top of mind since the start of due diligence, ensuring a clear and well-informed roadmap for seamless integration ✓ Conservative cost savings assumptions supported by extensive review of expense structure Rigorous Due Diligence and Integration Planning Process Due Diligence Focus Areas ✓ Extensive loan portfolio review completed ✓ American National’s underwriting culture and practices are aligned with Associated’s ✓ American National’s super prime auto lending business has a 25- year track-record with strong risk-adjusted returns ✓ American National partnership reinforces Associated’s long- standing focus on prudent risk management Highly Aligned Cultures of Credit and Risk Management ✓ Shared community banking values and client-first focus ensure smooth cultural and operational integration ✓ Similar operating models, client segmentation and strategic values minimize execution risk ✓ Integration plan tailored to American National deal by dozens of Associated colleagues involved in leading previous, successful integrations Partnership Driven by Shared Values ASB’s approach to M&A is aligned with a disciplined growth strategy & prudent risk appetite Consumer & Business Banking Commercial Banking & Treasury Management Commercial Real Estate Lending Auto Lending Credit Accounting Tax Human Resources Information Technology & Operations Risk & Compliance Legal Facilities

Appendix

Key Transaction Assumptions

Earnings Estimates	▪ Associated earnings based on street analyst consensus ▪ American National earnings based on Associated management projections
Synergies	▪ Cost savings equal to 25%, or $29M, of American National's noninterest expense base ▪ Realized 50% in 2026E and 100% thereafter ▪ Revenue synergies identified but not modeled
Merger Expenses	▪ One-time pre-tax merger expenses of $55M: $8M taken by American National and $47M taken by Associated ▪ Realized 100% in TBVPS[1] dilution and capital at closing
Loan Credit Mark	▪ Gross credit mark down of $74M pre-tax ▪ 1.9% of loans at close
Fair Value Marks	▪ Loan fair value mark down of $17.4M, amortized sum-of-years-digits over ~5 years ▪ AFS securities-related AOCI mark down of $36.5M, assumes Day 2 securities portfolio repositioning ▪ Real estate mark up of $18.2M pre-tax, 80% depreciated straight line over 30 years ▪ Other fixed asset mark down of $4.8M pre-tax, depreciated straight line over 5 years
Core Deposit Intangible	▪ Core deposit intangible equal to 3% of American National core deposits at close, amortized sum-of-years-digits over 10 years
Durbin Impact	▪ Pre-tax annual reduction in interchange income of $2.3M
Other Items	▪ 21% marginal effective tax rate on American National's earnings and merger adjustments

[1] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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Estimated Pro Forma EPS and TBVPS Reconciliation[1]

Estimated EPS Accretion

$M, except per share values	2027E
ASB net income	$518
ANC net income [2]	$68
Combined net income	**$587**
Loan fair value mark accretion	$4
Core deposit intangible amortization	($15)
Cost synergies	$24
Other adjustments [3]	$1
Total adjustments	**$15**
Pro forma net income	**$601**
Pro forma avg. diluted shares outstanding (M)	190
ASB standalone EPS	$3.11
Pro forma EPS	$3.17
Accretion / (dilution) to ASB - $	**$0.06**
Accretion / (dilution) to ASB - %	**2.0%**

Estimated TBVPS[4] at Close

	$M	Basic shares (M)	$ per share
ASB standalone TBV at close [4]	$3,725	166	$22.45
(+) Equity consideration to ANC	604	23	
(–) Core deposit intangible, net of DTL	(89)		
(–) Goodwill created	(14)		
(–) One-time merger expenses	(37)		
Pro forma TBV at close [4]	**$4,189**	**189**	**$22.18**
Accretion / (dilution) to ASB - $			**($0.27)**
Accretion / (dilution) to ASB - %			**(1.2%)**
Crossover TBVPS earnback [4]			**2.25 years**

[1] Numbers may not recalculate due to rounding conventions.
[2] ANC 2027E net income estimate based on ASB management projections and adjusted for S-Corp to C-Corp transition at 21% tax rate.
[3] Includes net impacts of internal financing costs, reduction in noninterest income related to Durbin amendment, depreciation of fixed asset marks, impact from securities repositioning and other impacts.
[4] This is a non-GAAP financial measure. See slide 15 for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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15 Associated Banc-Corp Financials Return on Average Tangible Common Equity (ROATCE) Reconciliation ($ in millions) 3Q 2025 Net income available to common equity $122 Other intangible amortization, net of tax 2 Adjusted net income available to common equity for ROATCE1 $124 Average common equity $4,627 Less: Average goodwill and other intangible assets, net 1,131 Average tangible common equity for ROATCE $3,496 Return on average tangible common equity (ROATCE) 14.02% Reconciliation & Definitions of Non-GAAP Items 1 Adjusted net income available to common equity, which is used in the calculation of return on average tangible common equity, adds back other intangible amortization, net of tax. Associated Banc-Corp Financials Tangible Book Value Per Share (TBVPS) Reconciliation ($ in millions, except common shares outstanding & per share data) 3Q 2025 Common equity $4,674 Less: Goodwill and other intangible assets, net 1,130 Tangible common equity for TBVPS $3,544 Common shares outstanding (in millions) 166 Tangible book value per share (TBVPS) $21.36 American National Corporation Financials Deal Value / Tangible Book Value (TBV) Reconciliation ($ in millions) 3Q 2025 Common equity $544 Less: Goodwill and other intangible assets, net 29 Deferred Tax Asset (DTA) Adjustment 15 Tangible common equity $530 Deal Value $604 Deal Value / Tangible Book Value (TBV) 1.14x